UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2013

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Shares)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Shareholders.

On June 12, 2013, Target Corporation (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) to:  (1) elect directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm; (3) approve, on an advisory basis, the Company’s executive compensation; (4) vote on a shareholder proposal to adopt a policy for an independent chairman; and (5) vote on a shareholder proposal on electronics recycling.

At the close of business on April 15, 2013, the record date of the Annual Meeting, the Company had 641,534,501 shares of common stock issued and outstanding.  The holders of a total of 552,927,575 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal (as indicated by the borders) are set forth below:

1.                                      The shareholders elected each of the following nominees for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Roxanne S. Austin	467,741,522	95.1	24,346,950	4.9	2,122,119	58,716,984
Douglas M. Baker, Jr.	479,126,194	97.4	12,836,151	2.6	2,248,246	58,716,984
Henrique De Castro	488,538,862	99.3	3,353,678	0.7	2,318,051	58,716,984
Calvin Darden	471,678,152	95.9	20,214,360	4.1	2,318,079	58,716,984
Mary N. Dillon	472,641,785	96.0	19,452,707	4.0	2,116,099	58,716,984
James A. Johnson	428,040,304	86.9	64,590,405	13.1	1,579,882	58,716,984
Mary E. Minnick	485,294,555	98.6	6,693,642	1.4	2,222,394	58,716,984
Anne M. Mulcahy	441,503,261	89.7	50,471,538	10.3	2,235,792	58,716,984
Derica W. Rice	485,705,456	98.7	6,252,293	1.3	2,252,842	58,716,984
Gregg W. Steinhafel	476,884,954	97.0	14,786,015	3.0	2,539,622	58,716,984
John G. Stumpf	468,327,925	95.1	24,367,425	4.9	1,515,241	58,716,984
Solomon D. Trujillo	481,072,358	97.8	10,741,349	2.2	2,396,884	58,716,984

2.                                      The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for 2013:

For:	Shares	540,186,703
	%	97.7
Against:	Shares	10,765,575
	%	1.9
Abstain:	Shares	1,975,297
	%	0.4

3.                                      The shareholders approved, on an advisory basis, our executive compensation (“Say-on-Pay”):

For:	Shares	255,593,389
	%	52.1
Against:	Shares	235,250,984
	%	47.9
Abstain:	Shares	3,366,218
Broker Non-Votes:	Shares	58,716,984

4.                                      The shareholders did not approve a shareholder proposal to adopt a policy for an independent chairman:

For:	Shares	184,188,572
	%	37.3
Against:	Shares	305,973,018
	%	61.9
Abstain:	Shares	4,049,001
	%	0.8
Broker Non-Votes:	Shares	58,716,984

5.                                      The shareholders did not approve a shareholder proposal on electronics recycling:

For:	Shares	38,783,731
	%	7.8
Against:	Shares	360,519,452
	%	72.9
Abstain:	Shares	94,907,408
	%	19.2
Broker Non-Votes:	Shares	58,716,984

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 14, 2013	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President, General Counsel
and Corporate Secretary